                                                                   EXHIBIT 10.20


                                AMENDMENT NO. 1

                                TO GROUND LEASE

                                      AND

                               GRANT OF EASEMENT


     THIS AMENDMENT NO. 1 TO GROUND LEASE AND GRANT OF EASEMENT executed effective this 27th day of April, 1973, among FREDERICK BOYSEN and DOROTHY
               ----        -----
BOYSEN, husband and wife, TED BOYSEN and ROSE BOYSEN, husband and wife (hereinafter sometimes collectively called "Owner"), and SEA/TAC PROPERTIES, a limited partnership, Kilroy Industries, a California corporation, General Partner (hereinafter called "Tenant").

     WITNESSETH:


     WHEREAS, FREDERICK BOYSEN and TED BOYSEN, acting in the capacity of and therein described as "Owner". have heretofore entered into a written Ground Lease dated 15 May 1969 with KILROY INDUSTRIES, acting in the capacity of and therein described as "Tenant" ("Ground Lease"), relating to that certain real property more particularly described in exhibits attached thereto for the purposes as therein set forth, as follows:


         Exhibit                            Use of Property
       Designation                        Described in Exhibit
       -----------                        --------------------

           A                              Demised premises ("Demised Premises")
                                          under said Ground Lease;

          B Option premises to be included under said Ground Lease upon the occurrence of a condition ("Option Premises");

          C Property subject to first right of refusal to lease or purchase ("First Right of Refusal Property");

a short form of said Ground Lease dated 17 June 1970 was recorded on June 30, 1970, as Instrument No. 6666572 in Volume 396, Pages 90 to 95, inclusive, of Official Records of King County, Washington; all references in this Amendment to the Ground Lease shall include the short form Ground Lease with the same force and effect as if both were mentioned; and


     WHEREAS, KILROY INDUSTRIES assigned its interests in and under said Ground Lease to Tenant pursuant to the provisions of an instrument entitled "Assignment of Lessee's Interest in Lease" dated 31 March 1972; and


     WHEREAS, by a conveyance made by FREDERICK BOYSEN to his wife, DOROTHY BOYSEN, and by a conveyance made by TED BOYSEN to his wife, ROSE BOYSEN, FREDERICK BOYSEN and DOROTHY BOYSEN are the owners of undivided 1/2 interest in the Demised Premises, and TED BOYSEN and ROSE BOYSEN are the owners of an undivided 1/2 interest in the Demised Premises described in Exhibit A to the Ground Lease; the real property described in Exhibits B and C attached to the Ground Lease remains vested in FREDERICK BOYSEN as to an undivided 1/2 interest and in TED BOYSEN as to an undivided 1/2 interest;

     WHEREAS, Owner has acquired a fee interest in an additional parcel of property easterly of the First Right of Refusal Property and easterly and southerly of the Demised Premises, which said additional parcel of property is more particularly described as EXHIBIT D attached to this Amendment and by this reference thereto incorporated herein; and


     WHEREAS, the parties hereto desire to amend the legal description for the Demised Premises contained in Exhibit A to the Ground Lease for the purpose of including therein a portion of the addition of the adjacent parcel of property acquired by Owner described in EXHIBIT D attached hereto; the legal description for the Option Premises contained in Exhibit B to the Ground Lease would not be amended and the legal description for the First Right of Refusal Property contained in the Ground Lease would not be amended; and


     WHEREAS, Tenant has constructed a drainage ditch across certain property of Owner with Owner's permission so to do for the purpose of draining the Demised Premises and any property subsequently becoming a part of the Demised Premises pursuant to the Ground Lease, and Tenant desires to acquire and Owner is willing to grant an easement for such drainage purposes.


     NOW, THEREFORE, Owner and Tenant do hereby amend the Ground Lease as follows:

     1. The legal description contained in Exhibit A to the Ground Lease constituting the Demised Premises is hereby amended in its entirety by the substitution therefor of the legal description contained in EXHIBIT A attached to this Amendment and by this reference thereto incorporated herein.

     2. Owner hereby grants to Tenant and Tenant's successors and assigns an easement and right of way over, along, across and under that certain strip of land more particularly described in EXHIBIT E attached hereto and by this reference thereto incorporated herein for the primary purpose of installation, emplacement, repair, maintenance and operation of a drainage ditch or structure or pipe to drain surface or other waters from the Demised Premises and any property subsequently becoming a part of the Demised Premises pursuant to the Ground Lease. Tenant shall be solely responsible for the cost and expense of installation, emplacement, repair, maintenance and operation of such drainage ditch or structure. This easement in favor of Tenant is subject to the existing reserved easement contained in the Quitclaim Deed executed by Bow Lake, Inc. in favor of Owner recorded December 28, 1972 under Receiving
No. 0221, Office of Records and Elections of King County, Washington.

     3. Owner reserves the right on behalf of Owner and Owner's heirs, personal representatives, successors and assigns to relocate said drainage easement to some other location upon the property of Owner described in Exhibit C to the Ground Lease provided that (i) all costs and expenses relative to the relocation and maintenance of the drainage ditch and any other drainage structures as so relocated shall be borne by the party causing the relocation; and (ii) the functionability and usability of the easement so to be relocated shall be at least equal to that which existed prior to the relocation.

     4. Owner and Tenant acknowledge that Tenant did not exercise its option to terminate the Ground Lease pursuant to paragraph 11 thereof and said paragraph 11 is hereby cancelled and terminated as if it had never existed.

     5. An executed and acknowledged counterpart of this Amendment shall be recorded in King county, Washington.

     6. Except as herein modified, all other terms and provisions of said Ground Lease and short form of Ground Lease shall remain in full force and effect throughout the remaining term or any extensions of renewals thereof. Both parties hereto acknowledge that the Ground Lease is in full force and effect and as of the date of this instrument no default exists thereunder.

     IN WITNESS WHEREOF, Owner and Tenant have entered into this Amendment as of the date first above written.


/s/ Ted Boysen                         /s/ Frederick Boysen
----------------------------           -----------------------------
TED BOYSEN                             FREDERICK BOYSEN


/s/ Rose Boysen                        /s/ Dorothy Boysen
----------------------------           -----------------------------
ROSE BOYSEN                            DOROTHY BOYSEN

                                                        "Owner"


                                       SEA/TAC PROPERTIES
                                       a Limited Partnership

                                       BY KILROY INDUSTRIES,
                                       a California Corporation,
                                       General Partner


                                       By [Signature]
                                          --------------------------


                                       By /s/ Marshall McDaniel
                                          --------------------------


                                                        "Tenant"

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF KING      )

     On April  27th, 1973, before me, the undersigned, a Notary Public in and
        -----------
for said county and state, personally appeared FREDERICK BOYSEN and DOROTHY BOYSEN, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same.

     WITNESS my hand and official seal.


                                       [Signature]
                                       -----------------------------------
                                       Notary Public in and for said
                                       County and State

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF KING      )

     On April 27th, 1973, before me, the undersigned, a Notary Public in and for said county and state, personally appeared TED BOYSEN and ROSE BOYSEN, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same.

     WITNESS my hand and official seal.


                                       [Signature]
                                       -----------------------------------
                                       Notary Public in and for said
                                       County and State

STATE OF WASHINGTON )
                    )  ss.
COUNTY OF KING      )

     On April 13, 1973, before me, the undersigned, a Notary Public in and for
        --------
said county and state, personally appeared John B. Kilroy, known to me to be the President, and Marshall McDaniel, known to me to be the Secretary of Kilroy Industry, the corporation that executed the within instrument, and known to me to be the persons who executed the within instrument on behalf of said corporation said corporation being known to me to be the General Partner of SEA/TAC PROPERTIES, the Limited Partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

     WITNESS my hand and official seal.

                                       [Signature]
                                       -----------------------------------
                                       Notary Public in and for said
                                       County and State

                               DEMISED PREMISES

PARCEL A

That portion of the Northeast Quarter of the Northeast Quarter of Section 33 Township 23 North, Range 4 East, W.M., in King County, Washington, described as beginning at the intersection of the East line of Pacific Highway and the Northerly line of the South 200 feet of said subdivision, as measured along the East line of said Highway; thence East along said North line a distance of 200 feet to the true point of beginning; thence continuing East along said North line to the West line of the East 300 feet of said subdivision; thence North along said West line to an intersection with a line produced Easterly from a point on the East line of said Pacific Highway and perpendicular thereto; said point being 836 feet South, as measured along the East line of said Highway from the intersection of the East right-of-way of Pacific Highway and the South right-of-way of South 176th Street; thence West along said perpendicular line to a point 200 feet East, as measured along said line from the East line of Pacific Highway; thence Southerly, parallel with the East line of Pacific Highway, to the true point of beginning.

PARCEL B

The Southerly 200 feet, as measured along the Easterly line of Pacific Highway, of that portion of the Northeast Quarter of the Northeast Quarter of Section 33 Township 23 North, Range 4 East, W.M. in King County, Washington, lying Easterly of Pacific Highway, except the East 300 feet thereof.

                                   Exhibit A

PARCEL C

That portion of the Southeast Quarter of the Northeast Quarter of Section 33 Township 23 North, Range 4 East, W.M., in King County, Washington, described as follows:

Beginning at the Northeast corner of said subdivision; thence North 88 degrees, 31 minutes, 34 seconds West along the North line of said subdivision 20 feet to the West line of 32nd Avenue South; thence South 3 degrees, 04 minutes, 28 seconds West along said West line 8.50 feet; thence North 88 degrees, 31 minutes, 34 seconds West 249.20 feet to the true point of beginning of this description; thence due South 241.50 feet, more or less to the South line of the North 250 feet of said subdivision, said 250 feet to be measured along a line parallel with the East line of the Pacific Highway; thence North 88 degrees, 31 minutes, 34 seconds West 650 feet, more or less to the East line of said Pacific Highway; thence Northerly along said East line 250 feet to the North line of said subdivision; thence South 88 degrees, 31 minutes, 34 seconds East 660 feet, more or less to a point due North from the true point of beginning; thence due South to true point of beginning.

PARCEL D

That portion of the East one-half of the Northeast Quarter of Section 33 Township 23 North, Range 4 East, W.M., in King County, Washington, described as follows:

Beginning at the intersection of the East line of the Pacific Highway, having a right angle width of 150 feet, with the South line of South 176th Street, having a right angle width of 60 feet; thence Southerly along said East line 636 feet; thence Easterly at right angles to Pacific Highway 100 feet; thence Northerly at right angles to said South 176th Street 180 feet; thence Easterly parallel with said South 176th Street to the

                                   Exhibit A

West line of the East 300 feet of said East one-half and the true point of beginning of this description; thence continuing Easterly along said parallel line 280 feet, more or less to the West line of the East 20 feet of said East one-half; thence South 3 degrees, 04 minutes, 28 seconds West along said West line, 810 feet, more or less to the South line of the Northeast Quarter of the Northeast Quarter of said Section 33; thence South 3 degrees, 04 minutes, 28 seconds West 8.50 feet; thence North 88 degrees, 31 minutes, 34 seconds West parallel with the South line of the Northeast Quarter of the Northeast Quarter of said Section 33 a distance of 249.20 feet; thence due North 8.50 feet to the South line of the Northeast Quarter of the Northeast Quarter of said Section 33; thence North 88 degrees, 31 minutes, 34 seconds West 30 feet more or less to the West line of the East 300 feet of said East one-half; thence North 3 degrees, 04 minutes, 28 seconds East 810 feet, more or less to the true point of beginning.

                                   Exhibit A

                         THERE IS NO EXHIBIT B TO THIS
                                  INSTRUMENT
                         -----------------------------

                         THERE IS NO EXHIBIT C TO THIS
                                  INSTRUMENT
                         -----------------------------

                               LEGAL DESCRIPTION
                               -----------------
                               ADDITIONAL PARCEL
                               -----------------
                              ACQUIRED BY BOYSENS
                              -------------------

That portion of the Southeast quarter of the Northeast quarter of Section 33 Township 23 North, Range 4 East, W.M., in King County, Washington, described as follows:

Beginning at the Northeast corner thereof; thence North 88 degrees, 31 minutes, 34 seconds West 20 feet to the West margin of 32nd Avenue South and the true point of beginning of this description; thence South 3 degrees, 04 minutes, 28 seconds West along said West margin 8.50 feet; thence North 88 degrees, 31 minutes, 34 seconds West 249.20 feet; thence due South 466 feet, more or less, to a point 15 feet South of the North shore line of Bow Lake; thence Westerly parallel with the North line of said Southeast quarter of the Northeast quarter to the West line of the East 300 feet thereof; thence North 3 degrees, 04 minutes, 28 seconds East along said West line to the North line of said subdivision; thence South 88 degrees, 31 minutes, 34 seconds East 280.12 feet, more of less, to the true point of beginning.

                                   EXHIBIT D
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------
                                EASEMENT PARCEL
                                ---------------

The Easterly 43.86 feet of the following described property lying Southerly of the Southerly line of the Northerly 250.00 feet of the Southeast quarter of the Northeast quarter of Section 33, Township 23 North, Range 4 East, W.M., in King County, Washington.

Beginning at the Northeast corner thereof; thence North 88 degrees, 31 minutes, 34 seconds West 20 feet to the West margin of 32nd Avenue South and the true point of beginning of this description; thence South 3 degrees, 04 minutes, 28 seconds West along said West margin 8.50 feet; thence North 88 degrees, 31 minutes, 34 seconds West 249.20 feet; thence due South 466 feet, more or less, to a point 15 feet south of the North shoreline of Bow Lake; thence Westerly parallel with the North line of said Southeast quarter of the Northeast quarter to the West line of the East 300 feet thereof; thence North 3 degrees, 04 minutes, 28 seconds East along said West line to the North line of said subdivision; thence South 88 degrees, 31 minutes, 34 seconds East 280.12 feet, more or less, to the true point of beginning.

                                   EXHIBIT E
                                   ---------